Exhibit 99.1

          S1 Corporation Reports First Quarter 2005 Results;
       Significant Cross-Sales Driven by S1 Enterprise Strategy

    ATLANTA--(BUSINESS WIRE)--May 5, 2005--S1 Corporation
(Nasdaq:SONE), a leading global provider of integrated front-office applications for financial institutions, today announced financial results for its first quarter ended March 31, 2005.

    -- Revenue for the quarter ended March 31, 2005 was $62.4 million as compared to $56.1 million for the same quarter in the previous year and $65.2 million in the quarter ended December 31, 2004.

    -- Total license revenue was $13.2 million for the quarter ended March 31, 2005 compared to $11.6 million in the same quarter in the previous year and $17.3 million in the quarter ended December 31, 2004.

    -- Income from continuing operations for the quarter ended March 31, 2005 was $0.7 million, or $0.01 per share, compared to income from continuing operations of $0.01 per share for same quarter the previous year and $0.04 per share for the quarter ended December 31, 2004.

    -- The Company signed 25 Enterprise contracts, of which eight were new relationships and 17 were substantial add-on purchases from existing Enterprise customers.

    -- The Company added 60 new customers to its growing family of more than 4,000 financial institutions and closed approximately 260 cross-sales to existing customers.

    -- The transition to a recurring revenue model prompted the Company to provide new metrics associated with Annualized
        Recurring Revenue and discontinue providing annual guidance for 2005.

    "The large number of add-on contracts signed with existing Enterprise customers this quarter is an important indicator that our customers are seeing real value in purchasing multiple applications and services from a single source," said Jaime Ellertson, chief executive officer of S1 Corporation. "Additional substantiation of our strategy is evidenced by our expanding contractual relationship with Misys, one of the largest international core processors, who agreed to distribute our entire Enterprise suite, which doubles the number of Enterprise products available to be sold by Misys' retail and wholesale banking divisions."

    Q1 Operating Highlights

    -- Signed two multi-channel contracts with financial institutions: United Nations Federal Credit Union, the credit union for the 40,000 plus United Nations' employees and members around the world, and St. Louis Bank, a de novo bank.

    -- Our ATM/POS solution was selected by several organizations, including New York Community Bank, to drive its 200+ ATM network.

    -- Global distribution partner Misys extended its relationship to include the right to distribute all S1 Enterprise retail applications, including branch, call center and Internet solutions.

    -- Global compliance initiatives continue to fuel growth in the FRS business, with a strategic new Basel II win in the German market at Hypo Real Estate Bank International.

    -- Shortly after the end of Q1, the Company hired Andrew Kass as senior vice president of product development to lead our global engineering team and David Wyatt as vice president of quality to establish a continuous quality improvement program.

    Annual Recurring Revenue Metric

    The Company is providing a supplemental schedule of the Annual Recurring Revenue (ARR) for the Financial Institutions segment. ARR is the annualized amount of recurring revenue included in revenue reported during a period. Maintenance and support revenue is considered to be recurring due to the high renewal rate of customers who have previously licensed software. Data Center revenue is also considered to be recurring as customers tend to contract these services under long term agreements with a high rate of renewal. Within License revenue, only the repeating periodic portion of subscription or term licenses is considered to be recurring. Subscription licenses typically have terms between 18 and 48 months. Payment of subscription fees entitles the customer to use the software as well as receive maintenance, support and unspecified enhancements. At the end of the initial subscription term, customers do not typically have the right to continue to use the software without renewing the subscription. Professional services revenue is not considered to be recurring as it is typically earned over a discrete period of an implementation. "Other" revenues are not considered to be recurring. The difference between the amount of quarterly recurring revenue reported in the supplemental schedule and revenue reported in accordance with generally accepted accounting principles for the Financial Institutions segment, is comprised principally of professional services revenue and perpetual license revenue.



Guidance Quarter Ended June 30, 2005

    Revenue in millions, per share amounts in dollars

    FI Segment                           Low       High
                                        -------    ------
    Revenue                             $ 56.0     $ 57.0
    EPS                                 $ 0.01     $ 0.02

    Edify Segment
    Revenue                             $  7.5     $  8.5
    EPS                                 $    -     $ 0.01

    Consolidated
    Revenue                             $ 63.0     $ 64.5
    EPS                                 $ 0.01     $ 0.03

    Minimum recurring revenue guidance
    Recurring Subscription Revenue                            $   1.3
    FI Segment ARR                                            $ 100.0


    Conference Call Information

    Company management will host a conference call to discuss its first quarter results on Thursday, May 5, 2005, at 5:00 p.m. EDT. Interested parties may access a live webcast of the call through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through May 12, 2005.

    About S1

    S1 Corporation (NASDAQ: SONE) is a leading global provider of integrated front-office applications for more than 4,000 banks, credit unions and insurance providers around the world. Comprised of applications that address virtually every market segment and delivery channel, S1 solutions help integrate and optimize an institution's entire front office, resulting in increased operational efficiencies, revenue opportunities and overall customer satisfaction. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

    Forward Looking Statements

    This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.



                    S1 Corporation and Subsidiaries
                      Consolidated Balance Sheets
                            (In thousands)
                              (Unaudited)

                                            March 31,    December 31,
                                              2005           2004
                                         -------------- --------------
                 Assets
 Current assets:
   Cash and cash equivalents             $      40,531  $      43,223
   Short term investments                       58,913         65,248
   Accounts receivable, net of allowances       68,817         61,216
   Prepaid expenses                              5,967          6,113
   Other current assets                          4,841          5,485
                                         -------------- --------------
            Total current assets               179,069        181,285
   Property and equipment, net                  14,633         15,150
   Intangible assets, net                       21,533         22,766
   Goodwill, net                               117,786        117,699
   Other assets                                  3,416          3,981
                                         -------------- --------------
            Total assets                 $     336,437  $     340,881
                                         ============== ==============

  Liabilities and Stockholders' Equity
 Current liabilities:
   Accounts payable                      $       5,374  $       6,253
   Accrued salaries and benefits                 8,893         14,269
   Accrued other expenses and
    restructuring                               16,604         20,706
   Deferred revenues                            41,687         33,302
   Current portion of capital lease
    obligation                                   1,459          1,523
                                         -------------- --------------
            Total current liabilities           74,017         76,053
   Other liabilities                             8,788          9,832
                                         -------------- --------------
            Total liabilities                   82,805         85,885
                                         -------------- --------------
 Stockholders' equity:
      Preferred stock                           10,000         10,000
      Common stock                                 742            742
      Additional paid-in capital             1,914,190      1,913,913
      Treasury stock                           (23,234)       (21,593)
      Accumulated deficit                   (1,645,427)    (1,646,147)
      Accumulated other comprehensive
       income                                   (2,639)        (1,919)
                                         -------------- --------------
            Total stockholders' equity         253,632        254,996
                                         -------------- --------------
            Total liabilities and
             stockholders' equity        $     336,437  $     340,881
                                         ============== ==============




                    S1 CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Operations
                  (In thousands, except share and per
                              share data)
                              (Unaudited)

                                               Three Months Ended
                                            3/31/2004      3/31/2005
                                         -------------- --------------
Revenues:
     Software licenses                   $      11,601  $      13,246
     Support and maintenance                    15,064         17,875
     Professional services                      19,349         21,317
     Data center                                 9,110          9,664
     Other                                         990            312
                                         -------------- --------------
           Total revenues                       56,114         62,414
                                         -------------- --------------
Direct costs:
     Software licenses                           1,365            801
     Professional services, support and
      maintenance                               16,901         19,980
     Data center                                 4,374          4,203
     Other                                         900            169
                                         -------------- --------------
           Total direct costs                   23,540         25,153
                                         -------------- --------------
           Gross margin                         32,574         37,261
                                         -------------- --------------
Operating expenses:
     Selling and marketing                       8,064          9,795
     Product development                        13,664         13,801
     General and administrative                  5,905          8,808
     Depreciation and amortization               2,621          2,560
     Amortization of acquisition
      intangibles                                  836          1,234
                                         -------------- --------------
           Total operating expenses             31,090         36,198
                                         -------------- --------------
Operating income                                 1,484          1,063
Interest, investment and other income,
 net                                                47            136
Income tax expense                                (460)          (479)
                                         -------------- --------------
Income from continuing operations        $       1,071  $         720
Discontinued operations:
Loss from operations of discontinued
 operations                                       (627)             -
                                         -------------- --------------
Net income                               $         444  $         720
                                         ============== ==============

Net income per share:
Basic:
Continuing operations                    $        0.02  $        0.01
Discontinued operations                          (0.01)          0.00
                                         -------------- --------------
Net income                               $        0.01  $        0.01
                                         ============== ==============
Diluted:
Continuing operations                    $        0.01  $        0.01
Discontinued operations                           0.00           0.00
                                         -------------- --------------
Net income                               $        0.01  $        0.01
                                         ============== ==============

Weighted average common shares
 outstanding - basic                        70,983,164     70,593,614
Weighted average common shares and
 equivalents - diluted                      73,073,801     72,494,535

Common shares outstanding at end of
 period                                     70,571,261     70,433,052

Gross margin percentages:
 Software licenses                                  88%            94%
 Professional services, support and
  maintenance                                       51%            49%
 Data center                                        52%            57%
 Other                                               9%            46%
                                         -------------- --------------
 Total gross margin                                 58%            60%
                                         ============== ==============



                            S1 Corporation
        Financial Institutions Segment Statements of Operations
            (In thousands, except share and per share data)
                              (Unaudited)

                                          Three Months Ended
                                  3/31/2004   12/31/2004    3/31/2005
                                ------------ ------------ ------------

     Software licenses          $     8,603  $    13,681  $    11,415
     Support and maintenance         10,921       11,909       13,566
     Professional services           17,741       21,321       20,521
     Data center                      9,110        9,332        9,664
     Other                              990          291          312
                                ------------ ------------ ------------
Total revenue:                       47,365       56,534       55,478
                                ------------ ------------ ------------
Direct costs:
     Software licenses                  970           91          726
     Professional services,
      support and maintenance        14,304       18,392       18,100
     Data center                      4,374        4,171        4,203
     Other                              900          132          169
                                ------------ ------------ ------------
           Total direct costs        20,548       22,786       23,198
                                ------------ ------------ ------------
           Gross margin              26,817       33,748       32,280
                                ------------ ------------ ------------
Operating expenses:
     Selling and marketing            5,259        8,118        7,512
     Product development             12,108       10,546       12,283
     General and administrative       4,930        7,582        7,866
     Depreciation and
      amortization                    2,405        2,336        2,408
     Amortization and
      impairment of acquisition
      intangibles                       761        1,046        1,234
                                ------------ ------------ ------------
           Total operating
            expenses                 25,463       29,628       31,303
                                ------------ ------------ ------------
Operating income                      1,354        4,120          977
Interest, investment and other
 (expense) income                       138       (1,173)         190
Income tax (expense) benefit           (439)        (296)        (478)
                                ------------ ------------ ------------
Income from continuing
 operations                     $     1,053  $     2,651  $       689
                                ============ ============ ============

Income from continuing
 operations - basic             $      0.02  $      0.04  $      0.01
                                ============ ============ ============

Income from continuing
 operations - diluted           $      0.02  $      0.04  $      0.01
                                ============ ============ ============

Weighted average common shares
 outstanding - basic             70,983,164   70,375,301   70,593,614
Weighted average common shares
 outstanding - diluted           73,073,801   73,237,477   72,494,535

Consolidated income statements
 include intersegment revenues
   and direct costs of          $       656  $       464  $       580


                                                     Variance
                                                     Prior Yr Previous
                                                        Qtr      Qtr
                                                     -------- --------

     Software licenses                                    33%     -17%
     Support and maintenance                              24%      14%
     Professional services                                16%      -4%
     Data center                                           6%       4%
     Other                                               -68%       7%
Total revenue:                                            17%      -2%
Direct costs:
     Software licenses                                   -25%     698%
     Professional services, support and maintenance       27%      -2%
     Data center                                          -4%       1%
     Other                                               -81%      28%
           Total direct costs                             13%       2%
           Gross margin                                   20%      -4%
Operating expenses:
     Selling and marketing                                43%      -7%
     Product development                                   1%      16%
     General and administrative                           60%       4%
     Depreciation and amortization                         0%       3%
     Amortization and impairment of acquisition
      intangibles                                         62%      18%
           Total operating expenses                       23%       6%
Operating income                                         -28%     -76%
Interest, investment and other (expense) income           38%    -116%
Income tax (expense) benefit                               9%      61%
Income from continuing operations                        -35%     -74%




                            S1 Corporation
                Edify Segment Statements of Operations
            (In thousands, except share and per share data)
                              (Unaudited)

                                          Three Months Ended
                                  3/31/2004   12/31/2004    3/31/2005
                                ------------ ------------ ------------
     Software licenses          $     3,306  $     3,775  $     2,050
     Support and maintenance          4,431        4,691        4,670
     Professional services            1,668          691          796
     Data center                          -            -            -
     Other                                -            -            -
                                ------------ ------------ ------------
Total revenue:                        9,405        9,157        7,516
                                ------------ ------------ ------------
Direct costs:
     Software licenses                  703        1,024          294
     Professional services,
      support and maintenance         2,945        2,167        2,241
     Data center                          -            -            -
     Other                                -            -            -
                                ------------ ------------ ------------
           Total direct costs         3,648        3,191        2,535
                                ------------ ------------ ------------
           Gross margin               5,757        5,966        4,981
                                ------------ ------------ ------------
Operating expenses:
     Selling and marketing            2,805        2,968        2,283
     Product development              1,556        1,410        1,518
     General and administrative         975        1,309          942
     Depreciation and
      amortization                      216          169          152
     Amortization and
      impairment of acquisition
      intangibles                        75            -            -
                                ------------ ------------ ------------
           Total operating
            expenses                  5,627        5,856        4,895
                                ------------ ------------ ------------
Operating income                        130          110           86
Interest, investment and other
 (expense) income                       (91)         161          (54)
Income tax (expense) benefit            (21)           2           (1)
                                ------------ ------------ ------------
Income from continuing
 operations                     $        18  $       273  $        31
                                ============ ============ ============
Income from continuing
 operations - basic             $      0.00  $      0.00  $      0.00
                                ============ ============ ============
Income from continuing
 operations - diluted           $      0.00  $      0.00  $      0.00
                                ============ ============ ============

Weighted average common shares
 outstanding - basic             70,983,164   70,375,301   70,593,614
Weighted average common shares
 outstanding - diluted           73,073,801   73,237,477   72,494,535

Consolidated income statements
 include intersegment revenues
 and direct costs of            $       656  $       464  $       580


                                                     Variance
                                                     Prior Yr Previous
                                                        Qtr      Qtr
                                                     -------- --------

     Software licenses                                   -38%     -46%
     Support and maintenance                               5%       0%
     Professional services                               -52%      15%
     Data center
     Other
Total revenue:                                           -20%     -18%
Direct costs:
     Software licenses                                   -58%     -71%
     Professional services, support and maintenance      -24%       3%
     Data center
     Other
           Total direct costs                            -31%     -21%
           Gross margin                                  -13%     -17%
Operating expenses:
     Selling and marketing                               -19%     -23%
     Product development                                  -2%       8%
     General and administrative                           -3%     -28%
     Depreciation and amortization                       -30%     -10%
     Amortization and impairment of acquisition
      intangibles                                       -100%
           Total operating expenses                      -13%     -16%
Operating income                                         -34%     -22%
Interest, investment and other (expense) income          -41%    -134%
Income tax (expense) benefit                             -95%    -150%
Income from continuing operations                         72%     -89%




                    S1 Corporation and Subsidiaries
                 Consolidated Statements of Cash Flows
                            (In thousands)
                              (Unaudited)

                                                   Three Months Ended
                                                   March 31, March 31,
                                                     2005      2004
                                                   --------- ---------
 Cash flows from operating activities:
      Net income                                   $    720  $    444
      Adjustments to reconcile net income to
       net cash used in operating activities:
      Depreciation and amortization and goodwill
       impairment charge                              3,793     3,546
      Provision for doubtful accounts receivable
       and billing adjustments                        1,150       605
      Changes in assets and liabilities,
       excluding effects of acquisition:
          Increase in accounts receivable            (9,233)   (9,050)
          Decrease (increase) in prepaid expenses
           and other assets                           1,321      (969)
           Decrease in accounts payable                (879)     (186)
           Decrease in accrued expenses and other
            liabilities                             (10,148)  (10,258)
           Increase in deferred revenue               8,227     3,606
                                                   --------- ---------
                Net cash used in operating
                 activities                          (5,049)  (12,262)

                Net cash provided by (used in)
                 investing activities                 4,292    (3,991)

                Net cash used in financing
                 activities                          (1,731)   (4,535)
 Effect of exchange rate changes on cash and cash
  equivalents                                          (204)      (58)
                                                   --------- ---------
 Net decrease in cash and cash equivalents           (2,692)  (20,846)
 Cash and cash equivalents at beginning of period    43,223    76,713
                                                   --------- ---------
 Cash and cash equivalents at end of period        $ 40,531  $ 55,867
                                                   ========= =========

 Property and equipment acquired through leases    $      -  $    615




                            S1 Corporation
                             Supplemental
                              Schedule of
           Financial Institutions Segment Recurring Revenue
                            (In thousands)
                              (Unaudited)

                           RECURRING REVENUE
                          -------------------

The table below presents the recurring amounts of revenue by type included in the financial institutions segment results for each period presented, including the recurring portion of subscription revenue (which is part of license revenue) along with all support and maintenance and data center revenue.

                                 Three Months Ended
                      3/31/2004   6/30/2004   9/30/2004   12/31/2004
                     ----------- ----------- ----------- ------------
Recurring
 subscription fees   $      247  $      263  $      486  $       636
Support and
 maintenance             10,921      11,756      11,294       11,909
Data center               9,110       9,759       9,153        9,332
                     ----------- ----------- ----------- ------------
Total recurring
 revenue             $   20,278  $   21,778  $   20,933  $    21,877
Percent of total
 segment revenue             43%         43%         40%          39%

Non-recurring
 license revenue          8,356       6,152       7,966       13,045
Professional
 services revenue        17,741      21,793      22,822       21,321
Other revenue               990         678         332          291
                     ----------- ----------- ----------- ------------
Total segment
 revenue             $   47,365  $   50,401  $   52,053  $    56,534


                                                    Variance
                                                       to
                                                    Previous   Prior
                                                     Quarter    Year
                                        3/31/2005              Quarter
                                       ----------- --------- ---------
Recurring subscription fees            $      957        50%      287%
Support and maintenance                    13,566        14%       24%
Data center                                 9,664         4%        6%
                                       -----------
Total recurring revenue                $   24,187        11%       19%
Percent of total segment revenue               44%

Non-recurring license revenue              10,458
Professional services revenue              20,521
Other revenue                                 312
                                       -----------
Total segment revenue                  $   55,478


                    ANNUAL RECURRING REVENUE (ARR)
                   --------------------------------

The table below reflects the annualized amounts of recurring revenue in each period presented.


                      3/31/2004   6/30/2004   9/30/2004   12/31/2004
                     ----------- ----------- ----------- ------------
Recurring
 subscription fees   $      988  $    1,052  $    1,944  $     2,544
Support and
 maintenance             43,684      47,024      45,176       47,636
Data center              36,440      39,036      36,612       37,328
                     ----------- ----------- ----------- ------------
Total ARR            $   81,112  $   87,112  $   83,732  $    87,508


                                                    Variance
                                                       to
                                                    Previous   Prior
                                                     Quarter    Year
                                        3/31/2005              Quarter
                                       ----------- --------- ---------
Recurring subscription fees            $    3,828        50%      287%
Support and maintenance                    54,264        14%       24%
Data center                                38,656         4%        6%
                                       -----------
Total ARR                              $   96,748        11%       19%

Recurring revenue is only a component of revenue reported under generally accepted accounting principles. Annual recurring revenue
(ARR) is the amount of recurring revenue included in any given period annualized to present a proforma full year amount. Recurring revenue and ARR are metrics that provide an indication of the financial institution segment's transition to the subscription, or term, licensing model. Subscription revenues are included in license revenue in the Company's GAAP financial statements and includes the right-to-use the licensed software as well as the right to receive support and maintenance.

    CONTACT: S1 Corporation, Atlanta
             Investor Contact
             Matthew Hale, 404/923-3500
             Matt.hale@s1.com
             or
             Press Contact
             Peter Herbert, 404/923-6647
             Peter.herbert@s1.com